                    SMITH & COMPANY SURVEYING SERVICES, INC.

               FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

                          YEAR ENDED SEPTEMBER 30, 2001

                                TABLE OF CONTENTS


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                                                                 Page No.
                                                                 --------

INDEPENDENT AUDITORS' REPORT                                         1


FINANCIAL STATEMENTS

   Balance Sheet                                                   2 - 3

   Statement of Income                                               4

   Statement of Retained Earnings                                    5

   Statements of Cash Flows                                          6

   Notes to Financial Statements                                  7 - 13


SUPPLEMENTARY INFORMATION                                           14

   Schedule I - Cost of Sales and Operating Expenses                15

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors
SMITH & COMPANY SURVEYING SERVICES, INC.
Bakersfield, California


We have audited the accompanying balance sheet of Smith & Company Surveying Services, Inc., (the "Company"), as of September 30, 2001, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smith & Company Surveying Services, Inc. as of September 30, 2001, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


WILLIAMS BROWN & COMPANY
ACCOUNTANCY CORPORATION

January 18, 2002

                    SMITH & COMPANY SURVEYING SERVICES, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 2001

--------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS
     Cash:
       Checking                                                 $      30,084
       Savings account                                                322,556
     Accounts receivable, net of an allowance for
       doubtful accounts of $1,625                                    562,396
     Costs and estimated earnings in excess of billings
       on uncompleted contracts                                       132,728
                                                                -------------
TOTAL CURRENT ASSETS                                                1,047,764
                                                                -------------

PROPERTY AND EQUIPMENT
     Leasehold improvements                                            15,956
     Computer software                                                 17,280
     Office furnishings                                                22,326
     Computers                                                        101,533
     Field equipment                                                  104,208
     Automobiles                                                      108,388
                                                                -------------

                                                                      369,691
     Less accumulated depreciation and amortization                   130,134
                                                                -------------

                                                                      239,557
                                                                -------------








TOTAL ASSETS                                                    $   1,287,321
                                                                =============
                                      -2-

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                         $      13,124
     Accrued expenses                                                43,245
     Income taxes payable                                             8,650
     Current portion of capital leases payable                       17,634
     Current portion of notes payable                                23,976
                                                              -------------

TOTAL CURRENT LIABILITIES                                           106,629
                                                              -------------

DEFERRED INCOME TAXES                                                10,995
                                                              -------------

LONG-TERM DEBT
     Capital leases payable                                          28,135
     Notes payable                                                   82,058
                                                              -------------

                                                                    110,193
     Less current portion                                            41,610
                                                              -------------

                                                                     68,583
                                                              -------------
TOTAL LIABILITIES                                                   186,207
                                                              -------------

STOCKHOLDERS' EQUITY
     Common stock, $1 par value
       Authorized -- 10,000 shares
       Issued and outstanding-- 200 shares                            2,600
     Contributed capital                                              5,395
     Retained earnings                                            1,093,119
                                                              -------------

                                                                  1,101,114
                                                              -------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $   1,287,321
                                                              =============










See Accompanying Notes to Financial Statements and Independent Auditor's Report.

                    SMITH & COMPANY SURVEYING SERVICES, INC.
                               STATEMENT OF INCOME
                        FOR YEAR ENDED SEPTEMBER 30, 2001

-------------------------------------------------------------------------------

SALES                                                           $  2,536,254

COST OF SALES                                                      1,232,217
                                                                ------------

GROSS PROFIT                                                       1,304,037

OPERATING EXPENSES                                                   603,383
                                                                ------------

INCOME FROM OPERATIONS                                               700,654
                                                                ------------

OTHER INCOME (EXPENSE)
     Interest income                                                   1,715
     Gain on sale of assets                                            2,086
     Interest expense                                                 (9,421)
                                                                ------------

                                                                      (5,620)
                                                                ------------

INCOME FROM OPERATIONS                                               695,034

     Provision for income taxes                                       10,673
                                                                ------------

NET INCOME                                                      $    684,361
                                                                ============























See Accompanying Notes to Financial Statements and Independent Auditor's Report.

                    SMITH & COMPANY SURVEYING SERVICES, INC.
                         STATEMENT OF RETAINED EARNINGS
                        FOR YEAR ENDED SEPTEMBER 30, 2001

--------------------------------------------------------------------------------

BALANCE, BEGINNING OF YEAR                                      $     713,758

     Net income                                                       684,361
     Distributions                                                   (305,000)
                                                                -------------

BALANCE, END OF YEAR                                            $   1,093,119
                                                                =============




































See Accompanying Notes to Financial Statements and Independent Auditor's Report.

                    SMITH & COMPANY SURVEYING SERVICES, INC.
                            STATEMENTS OF CASH FLOWS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                 $    684,361
     Adjustments to reconcile net income to net cash
       provided (used) by operating activities:
         Depreciation and amortization                                49,303
         Deferred taxes                                                  583
         (Gain) Loss on sale of assets                                (2,086)
         (Increase) decrease in:
           Accounts receivable                                       (57,447)
           Costs and estimated earnings in excess of billings
              on uncompleted contracts                                19,500
         Increase (decrease) in:
           Accounts payable                                            4,854
           Accrued expenses                                            6,595
           Income taxes payable                                        8,650
                                                                ------------

NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                     714,313
                                                                ------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from sale of equipment                                   6,500
     Purchase of equipment                                           (27,503)
                                                                ------------

NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                     (21,003)
                                                                ------------

CASH FLOWS FROM FINANCING ACTIVITIES
     New Borrowings
        Long term
     Debt reduction                                                  (87,472)
       Long term
     Shareholder distributions                                      (305,000)
                                                                ------------

NET CASH PROVIDED (USED) BY
FINANCING ACTIVITIES                                                (392,472)
                                                                ------------

NET INCREASE (DECREASE) IN CASH                                      300,838

CASH -- BEGINNING OF YEAR                                             51,802
                                                                ------------

CASH -- END OF YEAR                                             $    352,640
                                                                ============







See Accompanying Notes to Financial Statements and Independent Auditor's Report.

                    SMITH & COMPANY SURVEYING SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

--------------------------------------------------------------------------------


NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   This summary of significant accounting policies of Smith & Company Surveying Services, Inc. ("the Company") is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

   BUSINESS ACTIVITY

   The Company's operations consist of land surveying and mapping services throughout California and the Western United States. The Company became a California S Corporation on May 1, 1996.

   ACCOUNTING METHOD

   The Company uses the accrual method of accounting for financial statement reporting purposes and the cash method of accounting for income tax reporting purposes.

   CASH AND CASE EQUIVALENTS

   The Company considers cash on hand; cash in banks; certificated of deposit; time deposits and U.S. government and other short-term securities with maturities of three months or less when purchased as cash and cash equivalents.

   REVENUE AND COST RECOGNITION

   Revenues from surveying and mapping contracts are recognized on the percentage-of-completion method, measured by the percentage of cost incurred to date to estimated total cost for each contract. This method is used because management considers total cost to be the best available measure of progress on these contracts.

   Contracts to manage, supervise, or coordinate the surveying and mapping activity of others are recognized only to the extent of the fee revenue.

   The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed.

   The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

                    SMITH & COMPANY SURVEYING SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

--------------------------------------------------------------------------------


NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   ACCOUNTS RECEIVABLE -- TRADE

   The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company's estimate is based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company's estimate of the allowance for doubtful accounts will change. Accounts receivable is presented net of an allowance for doubtful accounts of $1,625 at September 30, 2001.

   PROPERTY AND EQUIPMENT

   Property and equipment is stated at cost. Expenditures for repairs and maintenance are charged to operations.

   Depreciation is computed using the straight-line method over the following useful lives of the assets:

                                                           Years
                                                          -------
           Leasehold improvement                            10
           Computer software                                 3
           Office furnishings                               10
           Computers                                         5
           Field equipment                                  10
           Automobiles                                       5

   The provision for the year ended September 30, 2001 is $49,302.

   INCOME TAXES

   The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S Corporation. The stockholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision for federal income taxes has been included in the financial statements. Certain specific deduction and credits flow through the Company to its stockholders.

   This election is valid for California; however, California law requires a minimum tax of 1.5% of state taxable income or $800, whichever is larger. Therefore, a provision and a related liability have been included in the financial statements for California income taxes.

   The Company accounts for income taxes in accordance with SFAS No. 109, which requires the establishment of a deferred tax asset or liability for the recognition of future deduction or taxable amounts, and operating loss and tax credit carryovers. Deferred tax expense or benefits are recognized as a result of the change in the deferred asset or liability during the year. If necessary, the Company will establish a valuation allowance to reduce any deferred tax asset to an amount, which will more likely than not be realized.

                    SMITH & COMPANY SURVEYING SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

--------------------------------------------------------------------------------

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   CREDIT RISK

   The Company provides land surveying and mapping services. The Company's customers are primarily in the telecommunication industry; therefore, the Company is dependent on the economy of the telecommunication industry in California and the Western United States. Credit is extended based on an evaluation of each customer's financial condition. Credit losses, if any, have been provided for in the financial statements and have generally been within management's expectations.

   For the year ended September 30, 2001, approximately 86% of the Company's sales were to five major customers.

   The Company at September 30, 2001 and periodically throughout the year has maintained balances in various operating and savings accounts in excess of federally insured limits

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


NOTE B -- COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

   Costs incurred on uncompleted contracts                     $    50,209
   Estimated earnings                                               82,519
                                                               -----------

   Billings to date                                                132,728
                                                               -----------
                                                               $   132,728
                                                               ===========

   Included in the accompanying balance sheet under the
   following captions:
     Costs and estimated earnings in excess of billings
       on uncompleted contracts                                $   132,728
                                                               -----------
     Billings in excess of costs and estimated earnings
        On uncompleted contracts                               $   132,728
                                                               ===========

                    SMITH & COMPANY SURVEYING SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

--------------------------------------------------------------------------------


NOTE C -- ACCRUED EXPENSES

   Accrued expenses at September 30, 2001 consists of:

     State payroll taxes payable                                  $     1,215
     Retirement plan payable                                            4,432
     Accrued vacation payable                                          10,520
     Federal payroll taxes payable                                     10,941
     Accrued wages payable                                             16,137
                                                                  -----------


                                                                  $    43,245
                                                                  ===========


NOTE D -- CAPITAL LEASES PAYABLE, SECURED

   The Manifest Group,
     interest rate 19.8%, payable in monthly installments
     of $1,425 principal and interest, secured by equipment,
     due November, 2002                                           $    17,684

   Fisher Anderson,
     interest rate 16.64%, payable in monthly installments
     of $356 principle and interest, secured by equipment,
     due November, 2004                                                10,451
                                                                  -----------

                                                                       28,135
   Less current portion                                                17,634
                                                                  -----------

                                                                  $    10,501
                                                                  ===========

   Maturities of leases payable at September 30, 2001 are as follows:

        Year Ended September 30,
        ------------------------
                  2002                               $   17,634
                  2003                                    6,003
                  2004                                    3,801
                  2005                                      697
                                                     ----------

                                                     $   28,135
                                                     ==========

                    SMITH & COMPANY SURVEYING SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

--------------------------------------------------------------------------------





NOTE E -- NOTES PAYABLE, SECURED

   Ford Motor Credit,
     interest rate .9%, payable in monthly installments
     of $606 principal and interest, secured by vehicle,
     due November, 2002                                         $     8,431

   Ford Motor Credit,
     interest rate 10.25%, payable in monthly installments
     of $319 principal and interest, secured by vehicle,
     due September, 2004                                             10,537

   Ford Motor Credit,
     interest rate 5.9%, payable in monthly installments
     of $602 principal and interest, secured by vehicle,
     due April, 2006                                                 28,488

   Ford Motor Credit,
     interest rate 4.9%, payable in monthly installments
     of $807 principle and interest, secured by equipment,
     due August, 2005                                                34,602
                                                                -----------

                                                                     82,058
   Less current portion                                              23,976
                                                                -----------

                                                                $    58,082
                                                                ===========

   Maturities of leases payable at September 30, 2001 are as follows:

          Year Ended September 30,
          ------------------------
                    2002                        $   23,976
                    2003                            19,011
                    2004                            18,949
                    2005                            16,571
                    2006                             3,551
                                                ----------

                                                $   82,058
                                                ==========

                    SMITH & COMPANY SURVEYING SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

--------------------------------------------------------------------------------


NOTE F -- LEASE COMMITMENTS

   The Company is obligated under terms of noncancelable operating leases for their office building and certain equipment. The approximate future minimum lease payments are as follows:

          Year Ended September 30,
          ------------------------
                     2002                        $   53,574
                     2003                            17,930
                                                 ----------

                                                 $   71,504
                                                 ===========


NOTE G -- RETIREMENT PLAN

   The Company has a SIMPLE IRA retirement plan that covers substantially all full-time employees who meet certain eligibility requirements as to age and length of service. The Company contributed $24,188 for the year ended September 30, 2001.


NOTE H -- TAXES ON INCOME

   The provision for taxes on income is as follows:

   Current
     Federal                                                    $    10,090
                                                                -----------
     State                                                           10,090
                                                                -----------
   Deferred
     Federal                                                            583
                                                                -----------
     State                                                              583
                                                                -----------
                                                                $    10,673
                                                                ===========

                    SMITH & COMPANY SURVEYING SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

--------------------------------------------------------------------------------


NOTE I -- RELATED PARTY TRANSACTIONS

   As of September 30, 2001, Smith & Company Surveying Services, Inc. is related to the following company through the ownership of its 75% shareholder, Greg
   Smith:

   Advanced Design, LLC -- 50% ownership

   Significant related party transactions for the year ended September 30, 2001, not disclosed elsewhere in the financial statements, are summarized as follows:

       Land surveying and mapping services
         provided to Advanced Design, LLC                          $   1,711,210



   NOTE J -- SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

   Cash paid during the period for:

     Interest                                                      $       9,421
                                                                   =============

     Income taxes                                                  $       1,440
                                                                   =============

   Schedule of noncash investing and financing transactions follows:

     Acquisition of equipment
       Cost of equipment                                           $     119,164
       Equipment loans                                                    91,661
                                                                   -------------

         Cash down payment for equipment                           $      27,503
                                                                   =============

                            SUPPLEMENTARY INFORMATION

                    SMITH & COMPANY SURVEYING SERVICES, INC.
                SCHEDULE I - COST OF SALES AND OPERATING EXPENSES
                      FOR THE YEAR ENDED SEPTEMBER 30, 2001

--------------------------------------------------------------------------------

COST OF SALES
     Salaries                                                   $     852,151
     Contract labor                                                   138,559
     Travel                                                            97,233
     Payroll taxes                                                     71,844
     Equipment lease                                                   36,208
     Supplies                                                           9,962
     Depreciation                                                       9,106
     Worker's comp insurance                                            7,882
     Reproduction expense                                               3,001
     Shipping and postage                                               2,765
     Filing fees                                                        1,878
     Employee medical                                                   1,055
     Equipment rental                                                     573
                                                                -------------

                                                                $   1,232,217
                                                                =============

OPERATING EXPENSES
     Officers salaries                                          $     147,353
     Salaries                                                         120,144
     Auto expense                                                      44,882
     Depreciation                                                      40,196
     Health insurance                                                  38,234
     Rent                                                              28,289
     Auto lease                                                        24,522
     Simple IRA expense                                                24,188
     Insurance                                                         24,096
     Payroll taxes                                                     22,688
     Telephone                                                         20,080
     Office expense                                                    16,018
     Utilities                                                         10,251
     Business promotion                                                 8,276
     Legal and professional                                             8,272
     Taxes and licenses                                                 7,892
     Repairs and maintenance                                            7,842
     Dues and subscriptions                                             3,921
     Donations                                                          2,490
     Meals and entertainment                                            2,108
     Bad debts                                                          1,625
     Bank charges                                                          16
                                                                -------------

                                                                $     603,383
                                                                =============





See Accompanying Notes to Financial Statements and Independent Auditor's Report.